                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         -----------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  June 26, 1996



                       GREEN TREE FINANCIAL CORPORATION
                     as originator of Home Improvement and
                         Home Equity Loan Trust 1996-C
                         -----------------------------
            (Exact name of registrant as specified in its charter)


    Minnesota                       33-55853                  41-1824872
- -------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS employer
   of incorporation)               file number)          identification No.)




1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
- -----------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 293-3400
                                                     --------------------------


                                Not Applicable
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On June 26, 1996, the Registrant sold approximately $292,429,057 of Certificates for Home Improvement and Home Equity Loans, Series 1996-C (the "Certificates"), evidencing beneficial ownership interests in Home Improvement and Home Equity Loan Trust 1996-C (the "Trust").
           The Trust property consists primarily of a pool of home improvement contracts and promissory notes (the "Contracts"), including the right to receive payments due on the Home Improvement Contracts on and after June 1, 1996 (or the date of origination thereof, if later) and payments received on the Home Equity Contracts on and after the Cut-off Date.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

                                       2

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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------

                  4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of June 1, 1996 (without Exhibits O-1, O-2 and
                             P) creating a trust entitled Home Improvement and Home Equity Loan Trust 1996-C.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE FINANCIAL CORPORATION
                                  as originator of Home Improvement
                                  and Home Equity Loan Trust 1996-C


                              By:     /s/ Joel H. Gottesman
                                  --------------------------------------------
                                  Joel H. Gottesman
                                  Senior Vice President and Secretary

                                       3
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                               INDEX TO EXHIBITS



Exhibit Number                                                              Page
- --------------                                                              ----

4.1       Pooling and Servicing Agreement between Green Tree
          Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of June 1, 1996 (without Exhibits O-1, O-2 and P) creating a trust entitled Home Improvement and Home Equity Loan Trust 1996-C.

                                       4